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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 811-1701
                                                                       2-29850









                           DAVIS GROWTH & INCOME FUND
                         SUPPLEMENT DATED JUNE 18, 2001
                                       TO
              PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2000


The following information supplements and should be read in conjunction with the prospectus and statement of additional information.

PROPOSED MERGER OF DAVIS GROWTH & INCOME FUND INTO DAVIS NEW YORK VENTURE FUND

The Board of Directors has approved a proposal to transfer the assets of Davis Growth & Income Fund (DGIF) to Davis New York Venture Fund (DNYVF). Under the proposed reorganization, DGIF shareholders will receive shares of DNYVF in a tax-free exchange for their DGIF shares.

DGIF was established in May 1998 and to date has reached only $80 million in assets. While DGIF has as its investment objectives capital growth and income and DNYVF has as its investment objective capital growth, the income component of DGIF's total return has been very small. Both DGIF and DNYVF are managed according to the Davis Investment Discipline and both hold many of the same securities. DNYVF has achieved better investment performance and has lower expense ratios than DGIF.

Shareholders of DGIF as of July 12, 2001, are scheduled to vote on the proposed reorganization at a special meeting on or about September 14, 2001. More detailed information about the proposal will be mailed to shareholders on or about July 27, 2001.